UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2010

TOWN AND COUNTRY APPRAISAL SERVICE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State Street, Suite 459, Salem, Oregon	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 813-1118

710 Westbridge Street, PO Box 1041, Blackfoot, ID 83221

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWN AND COUNTRY APPRAISAL SERVICE, INC.

Form 8-K

This Current Report on Form 8-K (“Form 8-K”) contains or may contain forward looking statements and information that is based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management . When used in the Form 8-K the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements . Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements.

Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” the “Company” or the “Registrant” refer to Town and Country Appraisal Service, Inc., a Nevada corporation or our 100% wholly-owned subsidiary Speedpal Broadband, Inc., a Nevada corporation.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 1, 2010, on February 22, 2010, the Company entered into a Share Exchange Agreement with Speedpal Broadband, a Nevada corporation (“Speedpal”) and the sole shareholder of Speedpal, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Speedpal, in exchange for 2,500,000 newly issued restricted shares of the Company’s common stock, thereby making Speedpal a wholly-owned subsidiary of the Company. The closing occurred on February 26, 2010.

Concurrently with the Closing of the Speedpal Acquisition, John S. Chidester and Kathleen Chidester, affiliates and the principal shareholders of the Company sold 7,000,000 of their 9,340,000 shares in the Company and the operations the current appraisal service business of the Company was transferred to John S. Chidester and Kathleen Chidester, the original owners, in consideration of the cancellation of the balance of their shares of Common Stock in the Company.

On March 1, 2010, pursuant to Share Exchange Agreement, the Company and John S. Chidester and Kathleen Chidester entered into an Assignment and Assumption Agreement pursuant to which the Company assigned and transferred to Mr. and Mrs. Chidester, all its right, title and interest in the assets and operations related to and incidental to the appraisal service business of the Company, along with all the liabilities and obligations of the Company associated with the appraisal service business, and Mr. and Mrs. Chidester assume and accepted all such liabilities and obligations. A copy of the Assignment and Assumption Agreement is attached hereto as Exhibit 10.03 and incorporated herein by reference.

As a result of assignment and transfer of all assets and operation incidental to the appraisal service business to the original owners and the acquisition of Speedpal, as set forth above, the business of the Company ceased being that of an appraisal service business and the principal services offered by the Company became that of Speedpal as set forth below.

Business Development

Speedpal Broadband, Inc. (“Speedpal”) was incorporated under the laws of the State of Nevada on July 23, 2007. On February 26, 2010, 100% of the issued and outstanding stock of Speedpal was acquired by Town and Country Appraisal Service, Inc., a Nevada corporation, thereby making Speedpal a wholly-owned subsidiary.

The Company has never filed for bankruptcy and has never been subject to receivership or similar proceedings.

Description of Business

Speedpal is a wireless Internet service provider offering a full array of internet services, email, web site hosting, web site design and high speed internet options to residents and small to medium sized companies. Speedpal's objective is to provide one-stop shopping for Internet services and to offer a full range of internet related products and services through a single point of contact for sales and client care. We believe in building a strong local presence in each market we serve, hiring experienced General Managers and sales personnel, and developing strong relationships with clients by selling services face-to-face and acting as the client's telecommunications consultant.

Principal Products or Services

The main product that we sell is Internet Bandwidth, “high speed wireless internet service,” to end users and other companies that service the end users. Our wholesale channel strategy targets internet service providers (“ISPs”) and other internet service resellers for SpeedPal’s services, including this high speed wireless internet service. Additionally, we provide Web Site Hosting for businesses and individuals, high speed internet and wireless high speed internet, and in addition, we are developing a platform to provide IPV and VOIP services.

Markets

SpeedPal Broadband services the Willamette Valley in Oregon. Our current markets include the cities of Salem, Dallas, Monmouth, Independence, Jefferson, Stayton, Aumsville, Keizer, rural Albany and various other smaller towns within a 20 mile line of sight radius of our centrally located tower on Prospect Hill in Salem Oregon.

Distribution Methods of the Products or Services

SpeedPal’s central tower location and internet backbone is located at 7010 Skyline Rd. Salem, OR 97306. This location has a line of site view to the cities listed above in the Section above entitled Markets. The tower has three Motorola Canopy radios in the 5.8 GHz range, two Motorola Canopy in the 2.4 GHz range, and one Tranzeo 2.4 GHz access point.

These access points have a dual purpose: 1) To provide direct service to our customers who have line of site to the tower location, and 2) To provide service to our repeater sites (hybrid access points) that have line of site to our tower. We currently have 16 Hybrid Access Point deployed in the greater Willamette Valley area which provide last mile internet service to previously un-served customers.

Status of Any Publicly Announced New Product or Service

Speedpal has technology which allows it to provide “last mile” terrestrial internet service and has new systems being deployed from a proprietary technology “Beta” platform. More information on these technical developments will be released as Speedpal grows its customer base specific to that market.

Competitive business conditions and the Company’s competitive position in the industry and methods of competition

Speedpal does compete with several other much larger and well funded companies as well as smaller ones that tend to be similar to us in size in some portions of our service area footprint. Comcast, Clear, Qwest, Sprint, Verizon, and AT&T are among the larger companies that compete in the same business arena as us. However, we have areas where competition is non-existent except for satellite or dial-up which we see as a non-threat at this stage due to existing technical limitations. Additionally, the larger competitors do not generally service our primary markets. We do not advertise or formally market our services. We obtains our business opportunities mostly from word of mouth, direct marketing and the internet. We cannot provide any assurances that the current approach will be successful in the future.

Sources and availability of raw materials and the names of the Principal Suppliers

LS Networks is Speedpal’s principle supplier for Internet Bandwidth, which is the main product the Company sells to its customer base. Speedpal has alternative sources of Internet Bandwidth in place should it be needed however we are confident that we will continue to do business with LS Networks.

Motorola is our backbone technology provider, however there are many other companies Speedpal can use as a source for our customer premise equipment.

Dependence on one or few major customers

Speedpal has no one customer that could affect our profitably or success. We believe in building our business on a one customer at a time platform for both commercial and residential service.

Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts, including duration Intellectual Properties and Licenses

The company maintains its web site at http://www.speedpal.com. We have no patents or trademarks.

Need of any governmental approval of principal products or services

SpeedPal Broadband operates under the non-federally regulated radio frequency band.

Effect of existing or probable governmental regulations on the business

See Section relating to Risk Factors, below.

Research and Development

The company as part of its market and the technology space is constantly in somewhat of a development mode. The company maintains its customer’s expectations for service as needed, it also is better able to achieve its growth goals as technology improves in this manner. The company spends no additional dollars however as its part of the day to day growth.

Costs and effects of compliance with environmental laws

None.

Number of total employees and number of full-time employees

As of December 31, 2009, we had 3 employees, 2 of these are on a full-time basis. We believe we have a good working relationship with our employees, which are not represented by a collective bargaining organization.

Reports to Security Holders

We are subject to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which regulates proxy solicitations. Section 14(a) requires all companies with securities registered pursuant to Section 12(g) thereof to comply with the rules and regulations of the Commission regarding proxy solicitations, as outlined in Regulation 14A. Matters submitted to stockholders at a special or annual meeting thereof or pursuant to a written consent will require us to provide its stockholders with the information outlined in Schedules 14A or 14C of Regulation 14; preliminary copies of this information must be submitted to the Commission at least 10 days prior to the date that definitive copies of this information are forwarded to stockholders.

We are also required to file annual reports on Form 10-K and quarterly reports on Form 10-Q with the Commission on a regular basis, and will be required to timely disclose certain events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a Current Report on Form 8-K.

The public may read and copy any materials the Company files with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington D.C. 20549, on official business days during the hours of 10 a.m. to 3 p.m. Eastern Time. Information may be obtained on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Moreover, the Company maintains a website at http://www.speedpal.com that contains important information about the Company, including biographies of key management personnel, as well as information about the Company’s business. This information is publicly available (i.e., not password protected) and is updated regularly.

Risk Factors

Speedpal faces a wide range of competition in areas served by Speedpal’s systems which could adversely affect Speedpal’s future results of operations.

Speedpal competes with a number of different sources, which provide ISP services to consumers. Speedpal competes directly with cable companies, telephone companies and other companies that use satellites, operate competing systems in the same communities Speedpal serves or otherwise offer other services to Speedpal’s subscribers and potential subscribers. Some local telephone companies provide, or have announced plans to provide, ISP services within and outside their telephone service areas. Additionally, Speedpal is subject to competition from telecommunications providers and Internet service providers, in connection with offerings of new and advanced services, including high-speed Internet services and VOIP service. This competition may materially adversely affect Speedpal’s business and operations in the future.

Numerous companies, including telephone companies, have introduced DSL, which provides Internet access to subscribers at data transmission speeds substantially greater than that of conventional analog modems. Speedpal expects other advances in communications technology, as well as changes in the marketplace, to occur in the future. Other new technologies and services may develop and may compete with services that we offer. In recent years, Congress has enacted legislation and the FCC has adopted regulatory policies intended to provide a favorable operating environment for existing competitors and for potential new competitors to Speedpal’s systems. Similarly, some states in which Speedpal operates have enacted, and other states are considering, state-wide franchising that will allow telephone companies and other competitors to construct and operate cable systems with fewer regulatory and contractual requirements and without negotiating individual franchises with each community. These ongoing and future technological, legislative and regulatory developments could have a negative impact on Speedpal’s business operations.

Speedpal is subject to regulation by federal, state and local governments which may impose costs and restrictions.

Speedpal’s operations are regulated extensively by federal and local governments and by some state governments. Speedpal expects that legislative enactments, court actions and regulatory proceedings will continue to clarify and in some cases change the rights and obligations of ISP companies and the industry’s current and future competitors under the Communications Act and other laws, possibly in ways that Speedpal has not foreseen. Congress considers new legislative requirements potentially affecting our businesses virtually every year. Additionally, some states have adopted, and other states, the U.S. Congress and the FCC are actively considering, changes in franchising requirements that will allow competitors to construct and operate systems and to compete with operators like Speedpal more effectively and with fewer regulatory requirements. The results of these legislative, judicial and administrative actions may materially adversely affect Speedpal’s business operations.

Speedpal is subject to additional regulatory burdens in connection with the provision of phone services, which could cause Speedpal to incur additional costs.

Speedpal is subject to risks associated with the regulation of Speedpal’s circuit-switched phone services by the FCC and state public utility commissions. Telecommunications companies generally are subject to significant common-carrier regulation. This regulation could materially adversely affect Speedpal’s business operations.

Speedpal has launched VOIP phone service in certain markets. The FCC has initiated a rulemaking to consider whether and how to regulate VOIP services. VOIP services may also be subject to potential regulation at the state level, and several states have attempted to impose traditional common-carrier regulation on such services. It is unclear how these VOIP-related proceedings at the federal and state levels, and related judicial proceedings that will ensue, might affect Speedpal’s planned VOIP service.

Speedpal may face new regulatory requirements because of technological advances which could adversely affect Speedpal’s future results of operations.

Ever since high-speed cable Internet service was introduced, some local governments and various competitors have sought to impose regulatory requirements on how Speedpal deals with Internet service providers. Thus far, only a few local governments have imposed such requirements, and the courts have invalidated all of them. The FCC has refused to treat Speedpal’s high speed Internet service as a common carrier “telecommunications service,” and instead has classified it as an “interstate information service,” which has historically resulted in significantly reduced regulatory obligations. However, the FCC is still considering whether it should impose any regulatory requirements on high speed broadband services and also whether local franchising authorities should be permitted to impose fees or other requirements, such as service quality or customer service standards on such services. Some franchising authorities may attempt to impose such requirements and make them a condition of Speedpal’s franchises. Also, some franchising authorities have requested payment of franchise fees on high-speed broadband service revenues. Speedpal cannot now predict whether these or similar regulations will be adopted; however, such requirements, if adopted, could adversely affect the results of Speedpal’s operations.

We have very limited financial resources.

We have limited resources, and there can be no assurance that we will be able to raise any necessary capital that may be needed to carry on our business. We have incurred, and will continue to incur, operating losses for the foreseeable future. Even if we achieve profitability there can be no assurance that we can sustain or increase profitability on a quarterly or annual basis. Our failure to meet and realize our objectives may have a material adverse effect on our business, financial condition and results of operations, including failure as a business.

Our financial statements are prepared using principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, we do not have significant cash or other material liquid assets, nor do we have an established source of revenue sufficient to cover our operating costs and to allow us to continue as a going concern. We may, in the future, experience significant fluctuations in our results of operations. If we are required to obtain debt or equity financing our illiquidity could suppress the value and price of our shares if and when trading in those shares develops. However, any future offerings of securities may not be undertaken, and if undertaken, may not be successful or the proceeds derived from these offerings may be less than anticipated and/or may be insufficient to fund operations and meet the needs of our business plan. Our current working capital is not sufficient to cover expected cash requirements for 2010 or to bring us to a positive cash flow position. It is possible that we will never become profitable and will not be able to continue as a going concern. Our independent auditors included an explanatory paragraph in their opinion on our 2009 financial statements discussing the uncertainty of our ability to continue as a going concern.

We are and will continue to be completely dependent on the services of our president, J. Michael Heil, the loss of whose services would likely cause our business operations to cease.

Our current business strategy is completely dependent upon the knowledge, reputation and business contacts of J. Michael Heil. If we were to lose the services of Mr. Heil it is unlikely that we would be able to continue conducting our business plan even if some financing is obtained.

Our success depends on our ability to maintain our professional reputation and name. If we are unable to do so, our business would be significantly and negatively impacted.

We depend on our overall reputation and name recognition to secure new engagements. We will obtain and are likely to continue obtaining many of our new engagements from existing clients or from referrals by those clients. A client who is dissatisfied with our work can adversely affect our ability to secure new engagements. If any factor hurts our reputation, including poor performance, we may experience difficulties in competing successfully for new engagements. Failure to maintain our professional reputation and brand name could seriously harm our business, financial condition and results of operations.

We are subject to the periodic reporting requirements of the Securities Exchange Act of 1934 which requires us to incur audit fees and legal fees in connection with the preparation of such reports. These additional costs could reduce or eliminate our ability to earn a profit.

We are required to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. In order to comply with these requirements, our independent registered public accounting firm has to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. Moreover, our legal counsel has to review and assist in the preparation of such reports. The costs charged by these professionals for such services cannot be accurately predicted because factors such as the number and type of transactions that we engage in and the complexity of our reports cannot be determined at this time and will have a major affect on the amount of time to be spent by our auditors and attorneys. However, the incurrence of such costs will obviously be an expense to our operations and thus have a negative effect on our ability to meet our overhead requirements and earn a profit. We may be exposed to potential risks resulting from new requirements under Section 404 of the Sarbanes-Oxley Act of 2002. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock, if a market ever develops, could drop significantly.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we will be required, beginning with our fiscal year ending December 31, 2010, to include in our annual report our assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. Furthermore, our independent registered public accounting firm will be required to report separately on whether it believes that we have maintained, in all material respects, effective internal control over financial reporting. We have not yet completed our assessment of the effectiveness of our internal control over financial reporting. We expect to incur additional expenses and diversion of management’s time as a result of performing the system and process evaluation, testing and remediation required in order to comply with the management certification and auditor attestation requirements.

We currently have only one employee which is not a sufficient number of employees to segregate responsibilities. We may be unable to afford the cost of increasing our staff or engaging outside consultants or professionals to overcome our lack of employees. During the course of our testing, we may identify other deficiencies that we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404. In addition, if we fail to achieve and maintain adequate internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to help prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock, if a market ever develops, could drop significantly.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

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pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of a reporting company;

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provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of a reporting company are being made only in accordance with authorizations of management and/or directors of the reporting company; and

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provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the reporting company's assets that could have a material effect on the financial statements.

Our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

Having only one director limits our ability to establish effective independent corporate governance procedures and increases the control of our president.

We have only one director, who is also our principal officer. Accordingly, we cannot establish board committees comprised of independent members to oversee functions like compensation or audit issues.

Until we have a larger board of directors that would include some independent members, if ever, there will be limited oversight of our president’s decisions and activities and little ability for minority shareholders to challenge or reverse those activities and decisions, even if they are not in the best interests of minority shareholders.

Risks Related to Our Common Stock

Shareholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through issuance of additional shares of our common stock.

We have no committed source of financing. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized (74,000,000) but unissued (63,840,000) common shares. In addition, if a trading market develops for our common stock, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to market. These actions will result in dilution of the ownership interests of existing shareholders, may further dilute common stock book value, and that dilution may be material.

The interests of shareholders may be hurt because we can issue shares of our common stock to individuals or entities that support existing management with such issuances serving to enhance existing management’s ability to maintain control of our Company.

Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized (74,000,000) but unissued (63,840,000) common shares. Such issuances may be issued to parties or entities committed to supporting existing management and the interests of existing management which may not be the same as the interests of other shareholders. Our ability to issue shares without shareholder approval serves to enhance existing management’s ability to maintain control of our Company.

Our board of directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stockholders and with the ability to affect adversely stockholder voting power and perpetuate their control over us.

Our articles of incorporation allow us to issue shares of preferred stock without any vote or further action by our stockholders. Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval, including large blocks of preferred stock. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock.

Our Articles of Incorporation provide for indemnification of officers and directors at our expense and limit their liability. These provisions may result in a major cost to us and hurt the interests of our shareholders because corporate resources may be expended for the benefit of officers and/or directors.

Our Articles of Incorporation and applicable Nevada law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person's written promise to repay us therefore, if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us that we may be unable to recoup.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

Currently, there is no established public market for our securities, and there can be no assurances that any established public market will ever develop or that our common stock will be quoted for trading, and even if quoted, it is likely to be subject to significant price fluctuations.

As of March 1, 2010 there has never been any established trading market for our common stock, and there is currently no established public market whatsoever for our securities. FINRA has assigned us a trading symbol (TWYA) which enables a market maker to quote the shares of our common stock on the OTCBB maintained by FINRA. There can be no assurances as to whether:

(i) any market for our shares will develop;

(ii) the prices at which our common stock will trade; or,

(iii) the extent to which investor interest in us will lead to the development of an active, liquid trading market. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of us and general economic and market conditions.

Because of the anticipated low price of the securities, many brokerage firms may not be willing to effect transactions in these securities. Purchasers of our securities should be aware that any market that develops in our stock will be subject to the penny stock restrictions.

Any market that develops in shares of our common stock will be subject to the penny stock regulations and restrictions pertaining to low priced stocks that will create a lack of liquidity and make trading difficult or impossible.

The trading of our securities, if any, will be in the over-the-counter market which is commonly referred to as the OTCBB as maintained by FINRA. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations as to the price of our securities.

Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $4.00 per share or with an exercise price of less than $4.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that our shares will be considered to be penny stocks for the immediately foreseeable future. This classification severely and adversely affects any market liquidity for our common stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person's account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

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the basis on which the broker or dealer made the suitability determination, and

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that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stock in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of selling shareholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market. These additional sales practice and disclosure requirements could impede the sale of our securities, if and when our securities become publicly traded. In addition, the liquidity for our securities may decrease, with a corresponding decrease in the price of our securities. Our shares, in all probability, if they trade at all, will be subject to such penny stock rules for the foreseeable future, and our shareholders will, in all likelihood, find it difficult to sell their securities.

The market for penny stocks has experienced numerous frauds and abuses that could adversely impact investors in our stock.

Company management believes that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

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Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

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Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

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"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by sales persons;

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Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

We do not expect to pay cash dividends in the foreseeable future.

We have never paid cash dividends on our common stock. We do not expect to pay cash dividends on our common stock at any time in the foreseeable future. The future payment of dividends directly depends upon our future earnings, capital requirements, financial requirements and other factors that our board of directors will consider. Since we do not anticipate paying cash dividends on our common stock, return on your investment, if any, will depend solely on an increase, if any, in the market value of our common stock.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protections against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Because our directors are not independent directors, we do not currently have independent audit or compensation committees. As a result, our director has the ability, among other things, to determine her own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and any potential investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required. However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

Legislation, including the Sarbanes-Oxley Act of 2002, may make it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. We are required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

You may have limited access to information regarding our business because our obligations to file periodic reports with the SEC could be automatically suspended under certain circumstances.

Our financial reporting obligations may (in our discretion) be automatically suspended under Section 15(d) of the Securities Exchange Act of 1934 if we have less than 300 shareholders or have not filed a registration statement on Form 8A. If we make a decision to suspend our public reporting, we will no longer be obligated to file periodic reports with the SEC and your access to our business information would then be even more restricted.

We are required to furnish proxy statements to security holders, and our directors, officers and principal beneficial owners are required to report their beneficial ownership of securities to the SEC pursuant to Section 16 of the Securities Exchange Act of 1934.

Financial Information

See Item 9.01 below.

Properties

Speedpal currently leases office space at 495 State St. Salem, OR 97301for $2000.00 per month on a month-to-month basis. Our main tower is located at 7010 Skyline Road, Salem, OR 97306. Under our lease we pay $723.96 per month. We also lease additional tower space at Wilco Farms in Stayton Oregon, which is also on month-to-month basis. Pursuant to the terms for this lease we pay an annual rate of $1200. The company currently has 15 other repeater sites that are under contract for trade. The company supplies Internet service in trade for the Hybrid Access Point locations to service those communities.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

As of March 3, 2010, we had 10,160,000 shares of common stock outstanding which are held by 16 shareholders. The following table sets forth information known to us regarding beneficial ownership of our common stock as of March 3, 2010 by each person known or believed by us to own, directly or beneficially, more than 5% of our common stock. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by the owners, have sole investment and voting power over the shares.

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
J. Michael Heil 495 State Street Suite 459 Salem, Oregon 97301	2,500,000	24.6%

Maynerva E. Escalante Block 4, Denver St NHA, El Calvador Misamis Oriental, Philippines 9017	3,500,000	34.4%

Ranulfo Lograsa Consular St Fort Bonacafio, Taguig Metro Manila, Philippines 1630	3,500,000	34.4%

Security Ownership of Management

As of March 3, 2010, we had 10,160,000 shares of common stock outstanding which are held by 16 shareholders. The following table sets forth information known to us regarding beneficial ownership of our common stock as of March 3, 2010 by each of our directors, and all of our officers and directors as a group. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by the owners, have sole investment and voting power over the shares.

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
J. Michael Heil 495 State Street Suite 459 Salem, Oregon 97301	2,500,000	24.6%

All Officers and Directors as a group (1 individual)	2,500,000	24.6%

Changes in Control

These reportable events were reported by us on Form 8K filed with the SEC on March 1, 2010.

Directors and Executive Officers

Board of Directors and Executive Officers

NAME	AGE	POSITION
J. Michael Heil	54	President, Treasurer, Secretary and Sole Director

J. Michael Heil, age 54, Heil has been involved with building, owning and operating Cable Television systems, Satellite Broadcast Networks, Communication Companies and internet based video streaming businesses since 1980. From 1980 to 1985 he owned, built and operated cable TV systems in Arizona that he sold to Cable America and Times Mirror Inc. In 1984 he started a pay-per-view television company with financing from Pacific Power Financial Services; which within two years sold to a Canadian Public Company, Television Entertainment Network where he worked as Chairman and CEO until 1989. In 1990, Mr. Heil first consulted and then went to work for Washington D.C. based COMSAT as Director of Operations. At that time, COMSAT was the world’s largest operator of orbiting geostationary satellites and Satellite delivered Hotel Pay-Per- View Systems. In 1994, he formed a new organization, Skylink America Inc., with 240,000 subscriber satellite pay- per- view business and moved it Oregon. After one year of operation he merged this business with a local cellular company that eventually sold to MCI. In 1995 he owned and managed a satellite transponder leasing company, Programming Services Inc. with leased time from Hughes Satellite. The company managed long term leased contracts for digital space segment with ATT, Broadcast International Inc and over a dozen Universities and start up niche networks. Programming Services also operated four digital networks and an uplink and playback facility. Mr. Heil’s Company up-linked the first digital video premium pay content after successfully contracting with all the major movie studios for content. In 1996 he was offered a position as chairman and CEO of a Bulletin Board public company which he quickly built into AMEX Company, C3D Television Inc. C3D created a worldwide patented technology that produced television special effects programming content. C3D was sold to a Korean media provider in 2000. In 2001 Mr. Heil was operating a start-up wireless broadband internet business which merged into a new wireless internet start-up, Corridor Communications Inc. which was acquired by Amnis Systems Inc. a high end video streaming company out of Palo Alto California. Mr. Heil became the CEO and went on building the company becoming a cable MSO with the acquisition of 27 franchise cable systems. In May of 2006 Mr. Heil joined Ad Systems Communication Inc. as its CEO and began rebuilding the company’s core business plan from the ground up. After 24 months of new technology development, beta launches in the lab and field and the filing of the company’s patent application he launched Ad Systems new technology as a turnkey spot cable operator with new state-of the-art technology. In 2007 he started Speedpal Broadband Inc. a wireless internet and Media delivery business focused on the rural and tier 2 and tier 3 markets.

Board of Directors

All directors hold office until the completion of their term of office, which is not longer than one year, or until their successors have been elected. All officers are appointed annually by the board of directors and, subject to existing employment agreements (of which there are currently none) and serve at the discretion of the board. Currently, our directors receive no compensation for their role as directors but may receive compensation for their role as officers.

If we have an even number of directors, tie votes on issues will be resolved in favor of the chairman’s vote.

Identification of Certain Significant Relationships

None.

Family Relationships

None.

Involvement in Certain Legal Proceedings.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of during the past five years.

EXECUTIVE COMPENSATION

None of our employees is subject to a written employment agreement.

Summary Compensation Table

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the years ended December 31, 2009 and 2008. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)

J. Michael Heil*	2009	0	0	0	0	0	0	0	0
President, Treasurer, Secretary and Director	2008	0	0	0	0	0	0	0	0

* Mr. Heil has received no compensation from the Registrant in 2009 and 2008 as the acquisition of the wholly-owned business was not completed until February 26, 2010.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at December 31, 2009.

Director Compensation

There is no compensation for the Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, we do not have an independent director as of March 3, 2010.

Legal Proceedings

We are not involved in any litigation.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND PURCHASES OF EQUITY SECURITIES

Market Information

We became subject to Securities Exchange Act Reporting Requirements as of July 1, 2008.

Our common stock is traded on OTC Bulletin Board under the symbol “TWYA.” As of the date of this report we have had no or limited trading activity.

Holders

As of the close of business on December 31, 2009, there were 16 stockholders of record of our common stock, and 10,160,000 shares were issued and outstanding.

The Company has never repurchased any of its equity securities.

Dividends

We have never paid any cash dividends on shares of our common stock and do not anticipate that we will pay dividends in the foreseeable future. We intend to apply any earnings to fund the development of our business. The purchase of shares of common stock is inappropriate for investors seeking current or near term income.

Securities authorized for issuance under equity compensation plans

None

Recent Sales of Unregistered Securities

At the closing of the Speedpal Acquisition, the Company issued 2,500,000 restricted shares of the Company’s Common Stock to J. Michael Heil, the shareholder of Speedpal. The issuance of the shares of common stock to Mr. Heil was exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The shares of the Company’s common stock issued to Mr. Heil will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

Description of Securities

The Company’s authorized capital stock consists of (i) 74,000,000 shares of Common Stock, $0.001 Par Value of which 10,160,000 shares are issued and outstanding and 1,000,000 shares of Preferred Stock of which no share shave been issued. All shares of Common Stock have been validly issued, fully paid and non-assessable. Except as set forth on the Company’s last annual report on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”) the Company has no option plans and there are no subscriptions, options, warrants, rights or other agreements outstanding to acquire shares of stock of the Company or any other equity security or security convertible into an equity security. There are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of the Company, nor has it granted any registration rights with respect to any shares of Common Stock or any options to acquire shares of capital stock.

Indemnification of Directors and Officers

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Our Articles of Incorporation provide that the corporation shall indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal administrative, or investigative (other than an action by or in the right of the corporation), brought or threatened by a third party, by reason of the fact that he is or was a director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Our Articles of Incorporation provide that the corporation shall indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Financial Statements and Supplementary Data

See Item 9.01 below.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Since the Company’s filing of the Form 8-K on September 11, 2009, there has been no changes in or disagreements with accountants.

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements.

We intend to file an amendment to this report upon receipt of the completed financial statements for the Business Acquired.

(c) Exhibits

10.03 - Assignment and Assumption Agreement dated March 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN AND COUNTRY APPRAISAL SERVICE INC.

Dated: March 25, 2010

/S/ J. Michael Heil

By: J. Michael Heil

Its: President and CEO